Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION

CASE NAME:	AUTOSEIS, INC. ET AL				PETITION DATE:	3/25/2014
CASE NUMBER:	14-20130

MONTHLY OPERATING REPORT SUMMARY FOR MONTH					June	YEAR	2014
(Amounts in '000s)
MONTH		3/25/14 TO 3/31/14	April	May	June	July	Total
REVENUES (MOR-6)		2,832	37,350	23,761	13,441	-	77,385
INCOME BEFORE INT; DEPREC./TAX (MOR-6)		(2,733)	(2,440)	(14,323)	(9,501)	-	(28,997)
NET INCOME (LOSS) (MOR-6)		(4,040)	(19,277)	(18,174)	(11,924)	-	(53,415)
PAYMENTS TO INSIDERS (MOR-9)		-	260	322	307	-	889
PAYMENTS TO PROFESSIONALS (MOR-9)		19	1,561	1,449	2,987	-	6,016
TOTAL DISBURSEMENTS (MOR-7 and Exhibit A) **		5,565	117,086	24,061	22,871	-	169,582

**The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached**
***The original of this document must be filed with the United States Bankruptcy Court***
Yes / No
REQUIRED INSURANCE MAINTAINED			Are all accounts receivable being collected within terms?			No
AS OF SIGNATURE DATE		EXP.	Are all post-petition liabilities, including taxes, being paid within terms?			No
________________________________		DATE	Have any pre-petition liabilities been paid?			Yes
CASUALTY YES (X) NO ( )		4/1/2015	If so, describe	Payments related to First Day Motions granted
LIABILITY YES (X) NO ( )		4/1/2015	Are all funds received being deposited into DIP bank accounts (1)?			No
VEHICLE YES (X) NO ( )		4/1/2015	Were any assets disposed of outside the normal course of business?			No
WORKER'S YES (X) NO ( )		4/1/2015	If so, describe
OTHER YES ( X ) NO ( )		4/1/2015	Are all U.S. Trustee Quarterly Fee Payments current?			Yes
			What is the status of your Plan of Reorganization?			No Plan Filed

ATTORNEY NAME:	Omar Alaniz		I certify under penalty of perjury that the following complete
FIRM NAME:	Baker & Botts		Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	2001 Ross Avenue		MOR-9 plus attachments, is true and correct, to the best of my knowledge.

CITY, STATE, ZIP:	Dallas, TX 75201		SIGNED X /s/ Sean M. Gore		TITLE:	Senior Vice President - Chief Financial Officer
TELEPHONE/FAX:	214.953.6500/214.953.6503
			Sean M. Gore				7/30/14
			(PRINT NAME OF SIGNATORY)				DATE

MOR-1
Note:
(1) Collections in certain foreign jurisdictions are received locally and used to make payroll for employees and vendors in those foreign jurisdictions

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

COMPARATIVE BALANCE SHEETS
(Amounts in '000s)
ASSETS		MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
		3/25/14 TO 3/31/14	April	May	June
CURRENT ASSETS
Cash - U.S. bank accounts		$ 24,465	$ 41,937	$ 37,561	$ 29,044
Cash - non-U.S. bank accounts		4,687	2,950	2,119	2,143
Restricted cash		990	990	990	486
Trade Accounts Receivable, Net		20,428	17,099	15,699	11,320
Unbilled Accounts Receivable		19,335	27,876	28,989	29,508
Other Accounts Receivable		87	87	87	89
Inventory: Lower of Cost or Market		107	107	107	107
Prepaid Expenses		4,093	7,048	4,547	4,028
Investments		-	-	-	-
Mobilization costs, net		17,110	7,972	3,994	3,416
Other		266	266	15	15
TOTAL CURRENT ASSETS		91,568	106,331	94,107	80,157	-	-
PROPERTY, PLANT & EQUIP. @ COST		340,559	339,483	340,271	330,241
Less Accumulated Depreciation		267,128	269,710	272,209	261,304
NET BOOK VALUE OF PP & E		73,431	69,773	68,062	68,937	-	-
OTHER ASSETS
Tax Deposits		-	-	-	-
Investments in Subsidiaries		1	1	1	1
Electric Deposit		-	-	30	30
Investment in multi-client library, net		182,241	173,832	166,435	163,488
Intercompany receivable, net		69,366	78,860	83,529	84,972
Goodwill		10,967	10,967	10,967	10,967
Intangible assets		7,004	6,908	6,811	6,809
Debt issuance costs, net		8,940	8,571	8,168	7,762
Deposits and other		401	422	430	404
TOTAL ASSETS		$ 443,919	$ 455,666	$ 438,540	$ 423,527	$ -	$ -

<Note 1> The debtor cash balance above is broken out between U.S. bank accounts and non-U.S. bank accounts. The U.S. bank accounts contains the Citibank Argentina account as the funds are controlled by Houston. The U.S. bank account ties to the Ending Cash per Books on MOR8. MOR8 contains information for the current month for all U.S. bank accounts and is broken out into two categories, accounts where the funds are controlled by Houston Corporate office and other U.S. accounts. The Ending Cash per Books for the first subtotal (accounts where the funds are controlled by Houston Corporate office) on MOR8  ties to the Ending Cash per Books - End of Month on MOR7.  MOR7 contains the activity for accounts where the funds are controlled by Houston Corporate office.

MOR-2							Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

COMPARATIVE BALANCE SHEETS
(Amounts in '000s)
LIABILITIES & OWNER'S		MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
EQUITY		3/25/14 TO 3/31/14	April	May	June
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)		$32,785	$172,846	$178,018	$181,434
PRE-PETITION LIABILITIES
Secured Debt		86,498	4,386	4,081	3,776
Federal Income Tax		-	-	-	-
FICA/Withholding		583	-	-	-
Unsecured Debt		251,225	253,312	253,307	254,210
Deferred Revenue		23,367	6,311	2,295	-
VAT		2,330	2,595	2,595	2,595
Trade A/P		25,090	15,769	13,885	13,253
Accrued payroll liabilities		719	-	-	-
Accrued bond interest		10,080	10,514	10,514	10,514
Expense Accruals		10,495	3,108	2,833	3,726
Other					-
TOTAL PRE-PETITION LIABILITIES		410,387	295,995	289,510	288,073
TOTAL LIABILITIES		443,172	468,841	467,528	$469,507	-	-
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK		-	-	-	-
COMMON STOCK		500	500	500	500
ADDITIONAL PAID-IN CAPITAL		174,813	175,531	176,230	176,841
RETAINED EARNINGS: Filing Date		(170,526)	(165,889)	(164,227)	(169,905)
RETAINED EARNINGS: Post Filing Date		(4,040)	(23,317)	(41,491)	(53,415)
TOTAL OWNER'S EQUITY (NET WORTH)		747	(13,174)	(28,988)	(45,980)	-	-
TOTAL LIABILITIES & OWNERS EQUITY		$443,919	$455,666	$438,540	$423,527	$ -	$ -

MOR-3							Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

SCHEDULE OF POST-PETITION LIABILITIES
(Amounts in '000s)
		MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
		3/25/14 TO 3/31/14	April	May	June
TRADE ACCOUNTS PAYABLE		$ 2,559	$ 3,097	$ 1,975	$ 4,235
TAX PAYABLE
Federal and State Payroll Taxes		389	942	941	873
Ad Valorem Taxes		173	184	184	336
Other Taxes		-	-	-	-
SECURED DEBT POST-PETITION		25,000	151,881	151,881	151,881
ACCRUED INTEREST PAYABLE		602	47	47	47
ACCRUED PROFESSIONAL FEES* (1)		-	13	5,331	5,827
OTHER ACCRUED LIABILITIES
VAT		96	468	380	1,218
Deferred Revenue		1,669	4,207	6,684	7,693
Accrued payroll liabilities		480	1,672	1,226	1,289
Expense Accruals		1,817	10,335	9,369	8,035

TOTAL POST-PETITION LIABILITIES (MOR-3)		$ 32,785	$ 172,846	$ 178,018	$ 181,434	$ -	$ -
*Payment requires Court Approval

(1) The Company incurred $530 thousand of post-petition professional fees not accrued in March or April and recorded in May. Additionally, the Company incurred $5.04 million of post-petition professional fees not accrued in April and recorded in May or June and $97 thousand of post-petition of post-petition professional fees not accrued in May and recorded in June.

MOR-4							Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

AGING OF POST-PETITION LIABILITIES
MONTH June 2014
(Amounts in '000s)
DAYS	TOTAL	TRADE	FEDERAL AND STATE	AD VALOREM,	MONTH
		ACCOUNTS	PAYROLL TAXES	OTHER TAXES	OTHER
0-30	$ 5,199	$ 3,990	$ 873	$ 336	$ -
31-60	22	22
61-90	0	220 (1)
91+	3	3
TOTAL	$ 5,224	$ 4,015	$ 873	$ 336	$ -

AGING OF ACCOUNTS RECEIVABLE
(Amounts in '000s)

MONTH
	March 2014	April 2014	May 2014	June 2014
0-30 DAYS	$ 15,625	$ 9,564	$ 9,837	$ 6,768
31-60 DAYS	2,845	4,769	2,272	247
61-90 DAYS	118	624	1,750	868
91+ DAYS	1,840	2,143	1,840	3,437
TOTAL	$ 20,428	$ 17,099	$ 15,699	$ 11,320	$ -

(1) The $220 thousand of accounts payable in the 61-90 day bucket relates to the portion of the professional fees subject to holdback. The end of the 120 day holdback period for this invoice is 09/05/2014.

MOR-5					Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

STATEMENT OF INCOME (LOSS)
(Amounts in '000s)
		MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
		3/25/14 TO 3/31/14	April	May	June		DATE
REVENUES (MOR-1)		$ 2,832	$ 37,350	$ 23,761	13,441		$ 77,385
TOTAL COST OF REVENUES		3,378	23,982	18,698	10,182		56,240
GROSS PROFIT		(546)	13,368	5,064	3,259	-	21,145
OPERATING EXPENSES:
Selling & Marketing		110	3,961	2,461	1,145		7,677
General & Administrative		1,497	1,739	2,223	4,113		9,572
Insiders Compensation		-	260	322	307		889
Professional Fees (1)		19	1,574	6,856	4,158		12,607
Other - Gain on Fixed Asset Disposal		(243)	(134)	(17)	(525)		(919)
Other - Multi-Client Amortization		804	8,408	7,541	3,562		20,316
TOTAL OPERATING EXPENSES		2,187	15,808	19,387	12,760	-	50,142
INCOME BEFORE INT, DEPR/TAX (MOR-1)		(2,733)	(2,440)	(14,323)	(9,501)	-	(28,997)
INTEREST EXPENSE		223	1,311	1,932	1,971		5,438
DEPRECIATION		922	1,863	1,549	16		4,350
OTHER (INCOME) EXPENSE*		-	-	189	-		189
FOREIGN EXCHANGE (GAIN) LOSS		110	(373)	86	19		(158)
LOSS ON DEBT EXTINGUISHMENT		-	13,594	-	-		13,594
OTHER ITEMS**		-	-	-	-		-
TOTAL INT, DEPR & OTHER ITEMS		1,255	16,395	3,757	2,006	-	23,413
NET INCOME BEFORE TAXES		(3,988)	(18,835)	(18,080)	(11,506)	-	(52,410)
INCOME and OTHER TAXES		52	442	94	418		1,006
NET INCOME (LOSS) (MOR-1)		$ (4,040)	$ (19,277)	$ (18,174)	$ (11,924)	$ -	$ (53,416)
Accrual Accounting Required, Otherwise Footnote with Explanation.
* Footnote Mandatory.
* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

(1) For March 25-31, the Company incurred an additional $530 thousand of professional fees not reflected in the March period above.  For April, $1.3 million of the $1.5 million relates to professional fees incurred in prior periods. In addition, for April the Company incurred $4.1 million of professional fees during April not reflected in the April period above. The May professional fee amount includes $4.2 million of professional fees related to prior periods.  The June professional fee amount includes $1.0 million of professional fees related to prior periods.

MOR-6							Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

(Amounts in '000s)
CASH RECEIPTS AND		MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
DISBURSEMENTS		3/25/14 TO 3/31/14	April	May	June		DATE
1. CASH-BEGINNING OF MONTH / PERIOD		$ 2,431	$ 23,451	$ 41,937	$ 36,830	$ 28,214	$ 2,431
RECEIPTS:
2. CASH RECIEPTS FROM REGIONS		680	1,225	595			2,500
3. CASH RECEIPTS FROM CUSTOMERS		1,674	10,599	18,486	14,050		44,809
4. PROCEEDS FROM DIP FUNDING		24,232	123,019				147,251
5. SALE OF ASSETS		-	-				-
6. OTHER (attach list)		-	-				-
TOTAL RECEIPTS**		26,586	134,843	19,081	14,050	-	194,560
(Withdrawal) Contribution by Individual Debtor MFR-2*		-					-
DISBURSEMENTS:
7. CASH REQUESTS FROM REGIONS		3,175	2,687	7,506	7,378		20,746
8. PAYROLL, PER DIEM & BENEFITS		-	5,229	4,021	3,739		12,988
9. PAYROLL IOM (ISLE OF MAN)		-	890	877	974		2,741
10. ACCOUNTS PAYABLE (POST PETITION ONLY)		150	6,602	6,874	6,039		19,665
11. SENIOR DEBT INTEREST		2,222	-	-	-		2,222
12. INTEREST/FEES ON ADDITIONAL DEBT		-	431	1,419	1,466		3,316
13. BANKRUPTCY RELATED PAYMENTS (PRE PETITION ONLY) ***		-	6,820	1,280	287		8,387
14. INSURANCE PAYMENTS		-	1,040	635	-		1,676
15. TPG LOAN PAYMENT			91,881	-	-		91,881
16. OTHER (attach list)		-	-	-	-		-
TOTAL DISBURSEMENTS FROM OPERATIONS		5,547	115,580	22,611	19,883	-	163,621
17. DEBTOR PROFESSIONAL FEES		-	883	434	2,188		3,505
18. DIP LENDER PROFESSIONAL FEES		19	621	740	638		2,017
19. SENIOR LENDER PROFESSIONAL FEES		-	-	-	-		-
20. UNSECURED CREDITORS COMMITTEE PROFESSIONAL FEES		-	-	262	161		423
21. U.S. TRUSTEE FEES		-	2	13			15
22. OTHER REORGANIZATION EXPENSES (attach list)		-	-	-			-
TOTAL DISBURSEMENTS**		5,565	117,086	24,061	22,871	-	169,582
23. NET CASH FLOW		21,021	17,757	(4,979)	(8,821)	-	24,978
24. CASH - END OF MONTH		$ 23,451	$ 41,208	$ 36,957	$ 28,009	$ 28,214	$ 27,408
24. ADJUSTMENTS RELATED TO PRIOR PERIODS		-	157	(133)	106		130
25. UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD		-	572	14	99		685
26. UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD		-	-	(8)
27. ENDING CASH PER BOOKS - END OF MONTH (MOR-8)		$ 23,451	$ 41,937	$ 36,830	$ 28,214	$ 28,214	$ 28,223

* Applies to Individual debtors only
**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
***Pre-petition Bankruptcy related payment include payments under Critical Vendor (including Logistics & 503(b)(9) claims), Foreign Vendors, & Wage motion relief related payments

[NOTE 1] Cash balance includes accounts where the funds are controlled by Houston Corporate office
[NOTE 2] Receipts and Disbursements include amounts received and sent from Houston Corporate Office
[NOTE 3] May ‘Cash Requests from Regions’ was understated by 53k and, accordingly, ‘Payroll, Per Diem & Benefits’ was overstated by 53k due to clerical error which incorrectly classified funds transferred to the U.S. Land account.

[NOTE 4]  MOR 7 contains the activity for accounts where the funds are controlled by Houston Corporate office. The Ending Cash per Books - End of Month above ties to the Ending Cash per Books for the first subtotal (accounts where the funds are controlled by Houston Corporate office) on MOR8.  MOR8 contains information for the current month for all U.S. bank accounts and is broken out into two categories, accounts where the funds are controlled by Houston Corporate office and other U.S. accounts. The total Ending Cash per Books on MOR8 ties to the Cash - U.S. bank accounts on MOR2.  MOR2 shows the debtor cash balance and is broken out between U.S. bank accounts and non-U.S. bank accounts.

MOR-7							Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 06/01/2014 - 06/30/2014

(Amounts in '000s)
BANK NAME		Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America
ACCOUNT NUMBER		488 031 266 121	488 031 266 134	488 031 266 147	488 031 266 150	488 031 266 163	488 032 919 590	488 031 266 176	488 035 058 966	488 038 382 972	488 038 414 688
ACCOUNT TYPE		Investment	Master	Depository	Operating	Operating	Operating	Operating	Operating	Operating	Operating
BANK BALANCE		$ 0	$ 27,865	$ -	$ -	$ -	$ 186	$ -	$ -	$ 44	$ -
DEPOSITS IN TRANSIT		-	-	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS		-	-	-	-	606	-	-	-	-	-
OTHER		-	-		(134)	(35)	-	-	(4)	24	-
ADJUSTED BANK BALANCE		$ 0	$ 27,865	$ -	$ 134	$ (571)	$ 186	$ -	$ 4	$ 20	$ -
BEGINNING CASH - PER BOOKS		$ 0	$ 36,459	$ (8)	$ 20	$ (611)	$ 141	$ -	$ 1	$ 60	$ -
RECEIPTS* (4)				13,472			45			2	25
TRANSFERS BETWEEN ACCOUNTS (4)
TRANSFERS BETWEEN ACCOUNTS (5)			(8,591)	(13,472)	1,515	16,331			24	41	(25)
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)						(4,132)
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)						(278)
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS* (5)			(3)		(1,601)	(11,714)			(21)	(82)
ADJUSTMENTS RELATED TO OTHER PERIODS				8	200	(167)					-
ENDING CASH - PER BOOKS		$ 0	$ 27,865	$ (0)	$ 134	$ (571)	$ 186	$ -	$ 4	$ 20	$ -
UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD (5)			(9)		(89)
UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD (4)
ADJUSTED ENDING CASH - PER BOOKS		$ 0	$ 27,856	$ (0)	$ 45	$ (571)	$ 186	$ -	$ 4	$ 20	$ -

*Numbers should balance (match) TOTAL RECEIPTS (Includes transfer to Corporate) and TOTAL DISBURSEMENTS (includes Foreign .
Transfers) lines on MOR-7.

(1) This subtotal represents accounts where the funds are controlled by Houston Corporate office; receipts and disbursements tie to MOR-7
(2) This subtotal contains the Citibank Argentina account as the funds are controlled by Houston Corporate office.
(3) This subtotal represents domestic accounts related to payroll disbursement and operating accounts not directly controlled by Corporate
(4) The sum of these rows for the first subtotal agrees to total receipts on MOR-7
(5) The sum of these rows for the first subtotal agrees to total disbursements on MOR-7
<Note 1> Citi payroll bank account 3074 4174 has been removed from the May MOR8 scheduled and will not be included going forward. This bank account is a non-debtor bank account and was inadvertently included on the March and April MOR8 schedule.

<Note 2> MOR8 contains information for the current month for all U.S. bank accounts and is broken out into two categories, accounts where the funds are controlled by Houston Corporate office and other U.S. accounts. The total Ending Cash per Books above ties to the Cash - U.S. bank accounts on MOR2. MOR2 shows the debtor cash balance and is broken out between U.S. bank accounts and non-U.S. bank accounts. The Ending Cash per Books for the first subtotal (accounts where the funds are controlled by Houston Corporate office) above ties to the Ending Cash per Books - End of Month on MOR7. MOR7 contains the activity for accounts where the funds are controlled by Houston Corporate office.

MOR-8

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 06/01/2014 - 06/30/2014

(Amounts in '000s)
BANK NAME		Amegy	Amegy	Citi	Citi		Citi	Citi	Bank of America	Wells Fargo	Wells Fargo
ACCOUNT NUMBER		3354784	51577557	3065 9287	30854015		3066 5361	3876 6415	488 038 409 088	8964670833	8429980983
ACCOUNT TYPE		Operating	Operating	Operating	Operating	Subtotal (1) (2)	Payroll	Payroll	Operating	Operating	Operating
BANK BALANCE		$ -	$ 505	$ 47	$ 24	$ 28,671	$ 666	$ -	$ 4	$ -	$ 427
DEPOSITS IN TRANSIT		-	-	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS		-	-	-	-	606	-	154	-	-	91
OTHER		-	-	-	-	(149)	-	-	-	-	-
ADJUSTED BANK BALANCE		$ -	$ 505	$ 47	$ 24	28,214	$ 666	$ (154)	$ 4	$ -	$ 336
BEGINNING CASH - PER BOOKS		$ (14)	$ (13)	$ 751	$ 45	36,830	$ 784	$ (273)	$ 1	$ (1)	$ 274
RECEIPTS* (4)			501	5		14,050	-
TRANSFERS BETWEEN ACCOUNTS (4)						-	-	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS (5)		1	(1)	1,800		(2,377)	1,824	142	5		406
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)				(45)	(21)	(4,198)	-
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)				(2,492)		(2,770)	-
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)						-	-
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)						-	-
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2					-	-
CHECKS/OTHER DISBURSEMENTS* (5)		(1)	(1)	(3)		(13,427)	(1,936)	(18)	(2)		(344)
ADJUSTMENTS RELATED TO OTHER PERIODS		14	19	31		106	(6)	(5)		1
ENDING CASH - PER BOOKS		$ 0	$ 505	$ 47	$ 24	$ 28,214	$ 666	$ (154)	$ 4	$ -	$ 336
UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD (5)		(1)				(99)
UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD (4)						-
ADJUSTED ENDING CASH - PER BOOKS		$ (1)	$ 505	$ 47	$ 24	$ 28,115	$ 666	$ (154)	$ 4	$ -	$ 336

*Numbers should balance (match) TOTAL RECEIPTS (Includes transfer to Corporate) and TOTAL DISBURSEMENTS (includes Foreign .
Transfers) lines on MOR-7.

(1) This subtotal represents accounts where the funds are controlled by Houston Corporate office; receipts and disbursements tie to MOR-7
(2) This subtotal contains the Citibank Argentina account as the funds are controlled by Houston Corporate office.
(3) This subtotal represents domestic accounts related to payroll disbursement and operating accounts not directly controlled by Corporate
(4) The sum of these rows for the first subtotal agrees to total receipts on MOR-7
(5) The sum of these rows for the first subtotal agrees to total disbursements on MOR-7
<Note 1> Citi payroll bank account 3074 4174 has been removed from the May MOR8 scheduled and will not be included going forward. This bank account is a non-debtor bank account and was inadvertently included on the March and April MOR8 schedule.

<Note 2> MOR8 contains information for the current month for all U.S. bank accounts and is broken out into two categories, accounts where the funds are controlled by Houston Corporate office and other U.S. accounts. The total Ending Cash per Books above ties to the Cash - U.S. bank accounts on MOR2. MOR2 shows the debtor cash balance and is broken out between U.S. bank accounts and non-U.S. bank accounts. The Ending Cash per Books for the first subtotal (accounts where the funds are controlled by Houston Corporate office) above ties to the Ending Cash per Books - End of Month on MOR7. MOR7 contains the activity for accounts where the funds are controlled by Houston Corporate office.

MOR-8

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 06/01/2014 - 06/30/2014

(Amounts in '000s)
BANK NAME		Wells Fargo	Amegy	Amegy	Amegy	Amegy
ACCOUNT NUMBER		9043440404	51577514	51897373	3687805	3690415
ACCOUNT TYPE		Operating	Payroll	Payroll	Payroll	Operating	Subtotal (3)	TOTAL
BANK BALANCE		$ -	$ -	$ -	$ -	$ 1	$ 1,098	$ 29,769
DEPOSITS IN TRANSIT		-	-	-	-	-	-	-
OUTSTANDING CHECKS		-	-	24	-	-	269	875
OTHER		-	-	(1)	-	-	(1)	(150)
ADJUSTED BANK BALANCE		$ -	$ -	$ (23)	$ -	$ 1	830	29,044
BEGINNING CASH - PER BOOKS		$ (32)	$ -	$ (23)	$ (1)	$ 1	731	37,561
RECEIPTS* (4)							-	14,050
TRANSFERS BETWEEN ACCOUNTS (4)							-	-
TRANSFERS BETWEEN ACCOUNTS (5)							2,377	0
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)							-	(4,198)
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)							-	(2,770)
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)							-	-
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)							-	-
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2						-	-
CHECKS/OTHER DISBURSEMENTS* (5)		32					(2,268)	(15,695)
ADJUSTMENTS RELATED TO OTHER PERIODS					1		(10)	96
ENDING CASH - PER BOOKS		$ 0	$ -	$ (23)	$ -	$ 1	$ 830	$ 29,044
UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD (5)							-	(99)
UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD (4)							-	-
ADJUSTED ENDING CASH - PER BOOKS		$ 0	$ -	$ (23)	$ -	$ 1	$ 830	$ 28,945

*Numbers should balance (match) TOTAL RECEIPTS (Includes transfer to Corporate) and TOTAL DISBURSEMENTS (includes Foreign .
Transfers) lines on MOR-7.

(1) This subtotal represents accounts where the funds are controlled by Houston Corporate office; receipts and disbursements tie to MOR-7
(2) This subtotal contains the Citibank Argentina account as the funds are controlled by Houston Corporate office.
(3) This subtotal represents domestic accounts related to payroll disbursement and operating accounts not directly controlled by Corporate
(4) The sum of these rows for the first subtotal agrees to total receipts on MOR-7
(5) The sum of these rows for the first subtotal agrees to total disbursements on MOR-7
<Note 1>  Citi payroll bank account 3074 4174 has been removed from the May MOR8 scheduled and will not be included going forward. This bank account is a non-debtor bank account and was inadvertently included on the March and April MOR8 schedule.

<Note 2>  MOR8 contains information for the current month for all U.S. bank accounts and is broken out into two categories, accounts where the funds are controlled by Houston Corporate office and other U.S. accounts. The total Ending Cash per Books above ties to the Cash - U.S. bank accounts on MOR2.  MOR2 shows the debtor cash balance and is broken out between U.S. bank accounts and non-U.S. bank accounts. The Ending Cash per Books for the first subtotal (accounts where the funds are controlled by Houston Corporate office) above  ties to the Ending Cash per Books - End of Month on MOR7.  MOR7 contains the activity for accounts where the funds are controlled by Houston Corporate office.

MOR-8

CASE NAME:		AUTOSEIS, INC. ET AL
CASE NUMBER:		14-20130

PAYMENTS TO INSIDERS AND PROFESSIONALS
(Amounts in '000s)

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

				MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME/COMP TYPE				3/25/14 TO 3/31/14	April	May	June

1	Bahorich, Michael S.	Director	Compensation		-	-	-
			Expense Reimbursement		-	-	-
2	Branch, Caroline	Officer	Compensation		7	10	10
			Expense Reimbursement		1	1	0
3	Brasher, James E.	Officer	Compensation		25	25	18
			Expense Reimbursement		1	-	1
4	Fleure, Thomas J.	Officer	Compensation		13	20	20
			Expense Reimbursement		-	3	-
5	Flynn, Maurice	Officer	Compensation		13	28	23
			Expense Reimbursement		5	-	3
6	Forrest, Michael C.	Director	Compensation		-	-	-
			Expense Reimbursement		-	-	-
7	Gore, Sean M.	Officer	Compensation		17	25	25
			Expense Reimbursement		-	-	-
8	Howell, Jeff M.	Officer	Compensation		13	14	14
			Expense Reimbursement		1	-	0
9	Kurz, Karl F.	Director	Compensation		-	-	-
			Expense Reimbursement		-	-	-
10	Lahouse, Thomas M.	Officer	Compensation		13	18	18
			Expense Reimbursement		1	-	-
11	Matelich, George E.	Director	Compensation		-	-	-
			Expense Reimbursement		-	-	-
12	Mccoy, Joseph P.	Director	Compensation		-	-	-
			Expense Reimbursement		-	-	-
13	Muse Jr., Ralph B.	Officer	Compensation		13	20	17
			Expense Reimbursement		3	1	1
14	Osborne, Stanley De J.	Director	Compensation		-	-	-
			Expense Reimbursement		-	-	-
15	Peebles, Ross G.	Officer	Compensation		16	23	26
			Expense Reimbursement		8	2	3
16	Riley Jr., Duncan W.	Officer	Compensation		14	21	21
			Expense Reimbursement		2	2	3
17	Skerl, Damir S.	Director	Compensation		-	-	-
			Expense Reimbursement		-	-	-
18	Terrell, Tracy C.	Officer	Compensation		16	20	20
			Expense Reimbursement		0	0	2
19	Verghese, P. Mathew	Officer	Compensation		19	27	27
			Expense Reimbursement		5	2	1
20	White, Richard C.	Officer	Compensation		26	33	33
			Expense Reimbursement		12	7	0
21	Yapuncich, George T.	Officer	Compensation		14	21	21
			Expense Reimbursement		-	-	-
TOTAL INSIDERS (MOR-1)				-	260	322	307	-	-

				MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS				3/25/14 TO 3/31/14	April	May	June

	Akin Gump Strass Hauer & Feld LLP			-	371	492	444
	Alvarez & Marsal, LLC			-	-	-	923
	Baker Botts LLP					-	1,153
	Ernst & Young			-	86	34	-
	Greenberg Traurig, LLP			-	-	262	161
	Joele Frank, Wilkinson Brimmer Katcher			-	-	15	-
	Jordan, Hyden, Womble, Culbreth & Holzer			-	-	47	42
	Opportune			-	250	154	163
	Prime Clerk			-	21	121	70
	Ropes & Gray, LLP			-	-	94	31
	Rothschild Inc.			-	-	217	-
	U.S. Trustee Payment Center			-	2	13	-
	UHY LLP			-	777	-	-
	Wilmington Trust [1]			19	55	-	-

TOTAL PROFESSIONALS (MOR-1)				$ 19	$ 1,561	$ 1,449	$ 2,987	$ -	$ -

	[1] Amounts netted against DIP funding

MOR-9									Revised 07/01/98

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION
Exhibit A - CONSOLIDATING DISBURSEMENTS OF JOINTLY ADMINISTERED CASES IN CHAPTER 11

CASE NAME:	AUTOSEIS, INC. ET AL
JOINT ADMINISTRATION CASE NUMBER:	14-20130

DISBURSEMENTS
(Amounts in '000s)

Entity	Case No.	3/25/14 TO 3/31/14	April	May	June	July	August	Sept.	Filing to Date
AUTOSEIS, INC.	14-20130	$ -	$ -	$ -					$ -
GLOBAL GEOPHYSICAL SERVICES, INC.	14-20131	5,565	117,086	24,061	22,871				169,582
GLOBAL GEOPHYSICAL EAME, INC.	14-20132	-	-	-					-
GGS INTERNATIONAL HOLDINGS, INC.	14-20133	-	-	-					-
ACCRETE MONITORING, INC.	14-20134	-	-	-					-
AUTOSEIS DEVELOPMENT COMPANY	14-20135	-	-	-					-

Total Disbursements (same as MOR-1 disbursements)		$ 5,565	$117,086	$ 24,061	$22,871				$ 169,582

Exhibit A